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                                                                    Exhibit 99.1

                          EDUTREK INTERNATIONAL, INC.

                 6600 Peachtree-Dunwoody Road, Embassy Row 500
                            Atlanta, Georgia 30328

                 PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON _______ __, 2000

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder(s) hereby appoints R. Steven Bostic and David
J. Horn and each of them, with full power of substitution, as attorneys and proxies for, and in the name and place of, the undersigned, and hereby authorizes each of them to represent and to vote all of the shares which the undersigned is entitled to vote at the Special Meeting of Shareholders of EduTrek International, Inc. to be held at the offices of the Company, 6600 Peachtree-Dunwoody Road, Embassy Row 500, Atlanta, Georgia on __________, at _____ a.m., local time, and at any adjournments or postponements thereof, upon the matters as set forth in the Notice of Special Meeting of Shareholders and Proxy Statement, receipt of which is hereby acknowledged.

     THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AT THE SPECIAL MEETING AND AT ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED FOR PROPOSAL 1, TO APPROVE THE AGREEMENT AND PLAN OF MERGER WITH CAREER EDUCATION CORPORATION, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

           (continued, and to be signed and dated, on reverse side)


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                                                     | See Reverse |
                                                     |    Side     |
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                             FOLD AND DETACH HERE

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                          EDUTREK INTERNATIONAL, INC.
  PLEASE MARK VOTE IN SQUARE IN THE FOLLOWING MANNER USING DARK INK ONLY. [_]

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSED AGREEMENT AND PLAN OF MERGER WITH CAREER EDUCATION CORPORATION.


1.  Proposal to approve the Agreement and Plan of      For   Against   Abstain
    Merger dated October 24, 2000 whereby EduTrek      [_]     [_]       [_]
    International, Inc. will merge with and into a wholly owned subsidiary of Career Education
    Corporation.

2. Each of the persons named as proxies herein are authorized, in such person's discretion, to vote upon such other matters as may properly come before the Special Meeting, or any adjournments thereof.


                              Date _____________________________, 2000


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                              Signature

                              -------------------------------------------------
                              Signature (if held jointly)

                              Please date this Proxy and sign it exactly as your name(s) appears hereon. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, guardian or other fiduciary, please indicate your capacity. If you sign for a corporation, please print full corporate name and indicate capacity of duly authorized officer executing on behalf of the corporation. If you sign for a partnership, please print full partnership name and indicate capacity of duly authorized person executing on behalf of the partnership.


                             FOLD AND DETACH HERE

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PLEASE VOTE, SIGN EXACTLY AS NAME APPEARS ABOVE, DATE AND RETURN THIS PROXY CARD
PROMPTLY USING THE ENCLOSED ENVELOPE